

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2018

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION


1.00%
36.37%
62.63%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	29.5%
Consumer Discretionary	16.8%
Financials	16.5%
Consumer Staples	15.7%
Heathcare	11.0%
Energy	5.0%
Industrials	3.9%
Telecommunications	0.6%
Utilities	0.0%
Materials	0.0%
Net Cash[1]	1.0%

TOP 10 HOLDINGS

MasterCard, Inc.	10.38%
Apple Inc.	7.66%
Baidu, Inc.	3.88%
Diageo PLC.	3.60%
LVMH Moet Hennessy Louis Vuitton	3.59%
Alphabet, Inc. Class A	3.58%
Alphabet, Inc. Class C	3.55%
BNP Paribas ADR	3.23%
Bank of America Corp.	3.12%
The Estee Lauder Companies Inc.	3.08%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	38
2017 Portfolio Turnover	21.69%
Net Assets (millions)	$23.59
Total Expense Ratio	1.54%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]


Mundoval Fund
MSCI World Index
8.45%
5.43%
12.35%
11.24%
13.56%
13.53%
6.81%
9.28%
7.42%
8.55%
7.08%
7.54%
YTD
Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]


$26,193
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $26,193.47 on 9/30/18. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

3Q18 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 6.10% in the third quarter versus 4.98% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.08% versus 7.54% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Health Care sector (Allergan Plc & Express Scripts), Technology Sector (Apple and Mastercard), and the Energy Sector (Inpex Corp). Negative factors impacting performance for the Fund during the quarter included the Industrial Sector (Stericycle) and Consumer Staples Sector (Anheuser-Busch Inbev).

During the quarter shares of Taiwan Semiconductor Manufacturing and Bayer AG were purchased in the Fund. The geographic diversification of the Fund as of September 30, 2018 consisted of 62.63% domestic stocks, 36.37% international stocks and 1.00% cash equivalents. The Fund owned shares of common stock in 37 companies as of September 30, 2018.

Manager Commentary:

The Standard & Poor's 500 Stock Index climbed 7.2% in the third quarter, its best performance since the fourth quarter of 2013. The Dow Jones Industrial Average fared even better by logging a 9% rate of return during the quarter. The Information Technology sector continued to post strong rates of return during the third quarter and Apple Inc. became the first U.S. company to surpass $1 trillion in market value. The Mundoval Fund benefited from the 22% increase in the price of Apple shares during the quarter.

European stocks did not fare as well as those in the U.S. as the Stoxx Europe 600 Index rose less than 1% during the quarter. The European index is now trading below the level it was one year ago, compared with an 11% increase in the MSCI World Index during the past twelve months. Japanese stocks, as measured by the Nikkei 225 stock index, gained more than 8% during the quarter as a result of strong economic growth and a current administration in Japan that has been instrumental in pushing corporate governance and profitability.

During the third quarter, the Mundoval Fund acquired shares of Bayer AG, a German, life science company. With leading consumer brands such as Bayer Aspirin, Aleve and Alka Seltzer, the company also operates a leading crop science segment, which includes pesticides, herbicides, fungicides and a fast growing plant and seed biotechnology business. The Mundoval Fund also acquired shares of Taiwan Semiconductor, the world's largest dedicated semiconductor chip manufacturer, with 54% market share worldwide. Their customers include Apple, Qualcomm and Nvidia, which require advanced chips to differentiate their smart phones, computers and other electronic devices.

Thank you for your business & continued support.
Sincerely yours,
Arthur Q. Johnson, CFA

Average Annualized Total Returns as of September 30, 2018

	3Q 2018 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	6.10%	12.35%	13.56%	6.81%	11.40%	7.42%	7.08%
MSCI World Index	4.98%	11.24%	13.53%	9.28%	12.47%	8.55%	7.54%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.54%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com